EX-99

                               POWER OF ATTORNEY

LEHMAN BROTHERS RESERVE LIQUIDITY SERIES, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert and Lori L. Schneider (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, LEHMAN BROTHERS RESERVE LIQUIDITY SERIES has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 16th day of March, 2005.


                                    LEHMAN BROTHERS RESERVE LIQUIDITY SERIES


                                    By:
                                      /s/Jack L. Rivkin
                                      -----------------
                                      Name: Jack L. Rivkin
                                      Title: President and Trustee

[SEAL]

ATTEST:


/s/Claudia A. Brandon
--------------------------
Name: Claudia A. Brandon
Title: Secretary



[Signatures Continued on Next Page]

          Signature                       Title
          ---------                       -----

/s/John Cannon                           Trustee
-----------------------
John Cannon


/s/Faith Colish                          Trustee
-----------------------
Faith Colish


/s/C. Anne Harvey                        Trustee
-----------------------
C. Anne Harvey


/s/ Barry Hirsch                         Trustee
-----------------------
Barry Hirsch


/s/Robert A. Kavesh                      Trustee
-----------------------
Robert A. Kavesh


/s/Howard A. Mileaf                      Trustee
-----------------------
Howard A. Mileaf


/s/Edward I. O'Brien                     Trustee
-----------------------
Edward I. O'Brien


/s/Jack L. Rivkin                        President and Trustee
-----------------------
Jack L. Rivkin


/s/William E. Rulon                      Trustee
-----------------------
William E. Rulon


                                         Trustee
-----------------------
Cornelius T. Ryan


/s/Tom Decker Seip                       Trustee
-----------------------
Tom Decker Seip

/s/Candace L. Straight                   Trustee
-----------------------
Candace L. Straight


/s/Peter E. Sundman
-----------------------                  Chairman of the Board, Chief Executive
Peter E. Sundman                         Officer and Trustee


/s/Peter P. Trapp                        Trustee
-----------------------
Peter P. Trapp

                                       3